UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010 (February 4, 2010)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 8, 2010, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2009. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 4, 2010, the Board of Directors of the Company adopted a policy that permits the recoupment of performance-based cash and equity compensation paid to executive officers of the Company after January 1, 2010. This compensation is recoverable from an executive officer if:

(i)	The payment or award was predicated upon the achievement of certain financial results that were subsequently the subject of a substantial restatement of the Company’s financial statements;

(ii)	The Board (or its designated committee) determines that the executive engaged in misconduct that caused or substantially caused the need for the restatement; and

(iii)	A lower payment would have been made to the executive officer based upon the restated financial results.

If the foregoing conditions are met, as determined by the Board (or its designated committee), the Company will recover from the executive officer the amount by which his or her performance-based compensation for the relevant period exceeded the amount, if any, that would have been paid based on the restated financial results. The Board (or its designated committee) may take such further action as it deems necessary or appropriate to remedy the misconduct and prevent its recurrence. The recoupment policy will not apply to performance-based compensation after the second anniversary of the date on which such compensation was paid.

Item 8.01.	Other Events.

On February 8, 2010, the Board of Directors of the Company announced a three-for-two stock split of the Company’s common stock as described in the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release issued by the Company on February 8, 2010 Announcing 4th Quarter and Year-End Financial Results (furnished pursuant to Item 2.02).

99.2 Press Release issued by the Company on February 8, 2010 Announcing Three-for-Two Stock Split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 9, 2010	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on February 8, 2010 Announcing 4th Quarter and Year-End Financial Results (furnished pursuant to Item 2.02).

99.2	Press Release issued by the Company on February 8, 2010 Announcing Three-for-Two Stock Split.